FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

HEALTH BENEFITS DIRECT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-123081	98-0438502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Gateway Drive, Pompano Beach, FL		33069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 944-4447

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

Employment and Indemnification Agreements

Pursuant to Director and Officer Indemnification Agreements entered into with each of Paul Soltoff, John Harrison and Leon Brauser (each an “Indemnitee”) on December 30, 2005, we have agreed to indemnify each of the Indemnitees to the fullest extent of the law permitted or required by the State of Delaware.

Item 3.02.	Unregistered Sales of Equity Securities

Private Placement

On December 30, 2005, we completed the closing of a private placement of a total of 75 units, each unit (“Unit”) consisting of 50,000 shares of our common stock and a detachable, transferable warrant to purchase shares of our common stock, at a purchase price of $50,000 per Unit, to accredited investors pursuant to the terms of a Confidential Memorandum, dated November 21, 2005, as supplemented. Each warrant entitles the holder to purchase 25,000 shares of our common stock at an exercise price of $1.50 per share and expires on the three-year anniversary of the date of issuance, subject to certain redemption provisions. We received gross proceeds from the private placement of $3,750,000.

The private placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). None of the Units, warrants or common stock, or shares of our common stock underlying such securities, were registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

The Keystone Equities Group, Inc. served as placement agent in connection with the private placement. The placement agent received (i) a cash fee of $150,000 (4% of the gross proceeds), and (ii) five-year warrants to purchase 187,500 shares (5% of the shares sold in the private placement) of our common stock at an exercise price of $1.50 per share.

Pursuant to our Advisory Agreement with Warren V. Musser, he is to introduce potential investors to us and provides us with additional services. In this role, he does not (a) solicit investors to make an investment in us, (b) make any recommendations to individuals regarding an investment in us, or (c) provide any analysis or advice regarding an investment in us. As consideration for his services in connection with this closing, he is entitled to receive: (i) a cash fee equal to $150,000 (4% of the gross proceeds); and (ii) five-year warrants to purchase 187,500 shares (5% of the shares sold in the private placement) of our common stock at an exercise price of $1.50 per share.

Registration Rights

We are obligated to file a registration statement with the SEC within ninety (90) days following the date of the closing of the private placement (the “Registration Statement Filing Date”) covering the resale of the shares of common stock issued in the private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement. If we do not file the registration statement with the SEC by the Registration Statement Filing Date, then we shall make pro rata payments to each purchaser of Units, payable in cash, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate dollar amount of Units purchased by such investor for each thirty (30) day period or pro rata for any portion thereof following the Registration Statement Filing Date by which such registration statement should have been filed for which no registration statement is filed. In addition, if the registration statement is not declared effective by the SEC within ninety (90) days following its filing (the ninetieth (90th) day following the filing of the registration statement is referred to herein as the “Registration Statement Effective Date”), then we shall make pro rata payments to each purchaser of Units, payable in cash or common stock at our election, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate dollar amount of Units purchased by such investor for each thirty (30) day period or pro rata for any portion thereof following the Registration Statement Effective Date that the registration statement has not been declared effective.

Under certain circumstances, we are entitled to defer or delay filing of the registration statement upon the occurrence of certain events, upon our determination that a delay would be in our best interest, and in the event that we are offering our own securities in an underwritten public offering.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant Certificate (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report or Form 8-K filed November 30, 2005 (the "November 30, 2005 8-K")).

10.1	Director and Officer Indemnification Agreement dated December 30, 2005, between Health Benefits Direct Corporation and Paul Soltoff.
10.2	Director and Officer Indemnification Agreement dated December 30, 2005, between Health Benefits Direct Corporation and John Harrison.

10.3	Director and Officer Indemnification Agreement dated December 30, 2005, between Health Benefits Direct Corporation and Leon Brauser.
10.4

Advisory Agreement dated as of November 1, 2005, by and between Health Benefits Direct Corporation and Warren V. Musser (Incorporated by reference to Exhibit 10.25 to the Company’s Current Report or Form 8-K filed November 30, 2005 to the November 30, 2005 8-K).

10.5

Placement Agent Agreement, dated October 19, 2005, by and between Keystone Equities Group, Inc. and Health Benefits Direct Corporation (Incorporated by reference to Exhibit 10.3 to the November 30, 2005 8-K).

10.6

Final Term Sheet, dated as of November 16, 2005, by and among Health Benefits Direct Corporation, Keystone Equities Group, Inc. and Warren V. Musser (Incorporated by reference to Exhibit 10.4 to the November 30, 2005 8-K).

10.7	Form of Private Placement Subscription Agreement (Incorporated by reference to Exhibit 10.5 to the November 30, 2005 8-K).
10.8	Form of Health Benefits Direct Corporation Registration Rights Agreement (Incorporated by reference to Exhibit 10.6 to the November 30, 2005 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2006	HEALTH BENEFITS DIRECT CORPORATION

By: /s/ Scott Frohman
Scott Frohman
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant Certificate (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report or Form 8-K filed November 30, 2005 (the "November 30, 2005 8-K")).

10.1	Director and Officer Indemnification Agreement dated December 30, 2005, between Health Benefits Direct Corporation and Paul Soltoff.
10.2	Director and Officer Indemnification Agreement dated December 30, 2005, between Health Benefits Direct Corporation and John Harrison.
10.3	Director and Officer Indemnification Agreement dated December 30, 2005, between Health Benefits Direct Corporation and Leon Brauser.
10.4

Advisory Agreement dated as of November 1, 2005, by and between Health Benefits Direct Corporation and Warren V. Musser (Incorporated by reference to Exhibit 10.25 to the Company’s Current Report or Form 8-K filed November 30, 2005 to the November 30, 2005 8-K).

10.5

Placement Agent Agreement, dated October 19, 2005, by and between Keystone Equities Group, Inc. and Health Benefits Direct Corporation (Incorporated by reference to Exhibit 10.3 to the November 30, 2005 8-K).

10.6

Final Term Sheet, dated as of November 16, 2005, by and among Health Benefits Direct Corporation, Keystone Equities Group, Inc. and Warren V. Musser (Incorporated by reference to Exhibit 10.4 to the November 30, 2005 8-K).

10.7	Form of Private Placement Subscription Agreement (Incorporated by reference to Exhibit 10.5 to the November 30, 2005 8-K).
10.8	Form of Health Benefits Direct Corporation Registration Rights Agreement (Incorporated by reference to Exhibit 10.6 to the November 30, 2005 8-K).